UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2026

BEASLEY BROADCAST GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29253	65-0960915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Riviera Drive, Suite 200, Naples, Florida 34103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 263-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BBGI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 28, 2026, the Beasley Broadcast Group, Inc. (the “Company”) issued a press release announcing the expiration and final results of its previously announced Offers and Consent Solicitations (each as defined below), by Beasley Mezzanine Holdings, LLC (the “Issuer”), undertaken in connection with certain refinancing transactions. The Offers and Consent Solicitations each expired at 5:00 p.m. New York City time on April 28, 2026 (the “Tender Offer Expiration Date,” the “First Lien Consent Solicitation Expiration Date” and the “Exchange Offer Expiration Date”). The Offers and Consent Solicitations included, among other things: (i) an exchange (the “Exchange Offer”) of all of the Issuer’s 9.200% Senior Secured Second Lien Notes due 2028 (the “Existing Second Lien Notes”) for newly issued 10.000% Senior Secured Second Lien PIK Notes due 2027 (the “2027 PIK Notes”) at an exchange ratio of 50.0% of the aggregate principal amount (or $500 per $1,000 of principal amount) of the Existing Second Lien Notes tendered for exchange, (ii) an offer to purchase (the “Tender Offer” and, together with the Exchange Offer, the “Offers”) up to $15,899,000 of the Issuer’s 11.000% Senior Secured First Lien Notes due 2028 (the “Existing First Lien Notes” and, together with the Existing Second Lien Notes, the “Existing Notes”) at a price equal to 100% of the par value thereof, and (iii) related consent solicitations (the “Consent Solicitations”) to proposed amendments to the existing indentures governing the Existing Notes (the “Existing Indentures”) to, among other things, (x) adopt certain proposed amendments to the Existing Indentures (the “Proposed Amendments”) and (y) release all of the collateral securing the Existing Second Lien Notes.

As of the Tender Offer Expiration Date and the First Lien Consent Solicitation Expiration Date, $30,899,000 of Existing First Lien Notes (representing 100% of the aggregate principal amount outstanding of the Existing First Lien Notes) were validly tendered and accepted for purchase in the Tender Offer. On March 30, 2026, the Company completed the purchase of $15.9 million aggregate principal amount of Existing First Lien Notes pursuant to the Tender Offer, and $15.0 million aggregate principal amount of Existing First Lien Notes remain outstanding. As of the Exchange Offer Expiration Date, $184,056,000 of Existing Second Lien Notes (representing 99.53% of the aggregate principal amount outstanding of the Existing Second Lien Notes) were validly tendered and accepted for exchange in the Exchange Offer. The Company received the requisite number of consents under each Consent Solicitation to effect the Proposed Amendments. The Offers are expected to settle and the Proposed Amendments are expected to be effected on or around April 30, 2026.

A copy of the Company’s press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding the Offers

The closing of the Offers is conditioned on the satisfaction or waiver of certain conditions precedent. The Company may elect to withdraw the Offers at any time. The Offers may not be completed as contemplated or at all. If the Company is unable to complete the Offers or any other alternative transactions, on favorable terms or at all, due to market conditions or otherwise, its financial condition could be materially adversely affected.

This report shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of any of these securities, in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The 2027 PIK Notes to be offered in the Exchange Offer have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits attached hereto, contains statements about the Company, which relate to future, not past, events. All statements other than statements of historical fact included or incorporated by reference in this document are forward-looking statements. These forward-looking statements are based on the current beliefs and expectations of the Company’s management and are subject to known and unknown risks and uncertainties. Forward-looking statements, which address the Company’s expected business and financial performance and financial condition, among other matters, contain words such as: “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions. Forward-looking statements, by their nature, address matters that are, to different degrees, uncertain. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements. These risks and uncertainties and other important factors include, but are not limited to, those described under the heading “Risk Factors” in the Company’s most recent annual report on Form 10-K under Item 1A of Part 1 and other risk factors identified from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. Although the Company believes the expectations reflected in any of its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of its forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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BEASLEY BROADCAST GROUP, INC

Date: April 29, 2026	By:	/s/ Chris Ornelas
Chris Ornelas
General Counsel and Secretary